UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 9, 2011

NYXIO TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	333-137160	98-0501477
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2156 NE Broadway Portland, Oregon	97232
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 855-436-6996

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

Effective August 9, 2011, Nyxio Technologies Corporation (the “Company”) received the resignation of John J. Lennon as a member of the Company’s Board of Directors.

Appointment of Director

Effective August 9, 2011, the Company’s Board of Directors appointed Ms. Mirjam Metcalf as a member of the Company’s Board of Directors to fill the current vacancy created by the resignation of Mr. John J. Lennon as noted above.  Ms. Metcalf is currently the Company’s Chief Financial Officer, Treasurer and Secretary, and is also the Vice President of Finance of the Company’s wholly-owned subsidiary, Nyxio Technologies, Inc., an Oregon corporation (“Nyxio-OR”).  It is contemplated that Ms. Metcalf may serve on certain committees of the Company’s Board, but no such committee appointments have been made at this time.  Ms. Metcalf has no family relationships with any other executive officers or directors of the Company, or persons nominated or chosen by the Company to become directors or executive officers. Furthermore, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K.   Ms. Mirjam’s professional history is noted below.

The Company’s Board is now comprised of Ms. Metcalf, Mr. Giorgio Johnson and Mr. David Dabau.

Professional History of Ms. Metcalf

Mirjam Metcalf has over 20 years of experience in accounting and finance.  She is currently the Company’s Chief Financial Officer, Secretary and Treasurer, positions she has held since July 5, 2011.  Ms. Metcalf also currently serves as Vice President of Finance of Nyxio-OR, a position she has held since 2010.  In addition, since 2008, Ms. Metcalf has operated her own tax solution company which provides assistance to all entities required to report taxes, including individuals, partnerships, corporations and trusts.  From 1996 to 2002, Ms. Metcalf was a Managing Principal consultant with Oracle Corporation, where she implemented the organization’s e-business suite of financial and human capital applications at Fortune 500 companies around the world.  Further, from 1987 to 1996, Ms. Metcalf was financial comptroller at EDS’ Manufacturing Consulting SBU, where she managed all accounting responsibilities including financial planning, preparation and presentation of statements, budgeting, internal controls and computer systems.

Ms. Metcalf graduated from Oakland University with a Bachelor of Science in accounting and finance and has an MBA from the University of Michigan.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYXIO TECHNOLOGIES CORPORATION

Date: August 10, 2011	By:	/s/ Mirjam Metcalf
Mirjam Metcalf
Chief Financial Officer